UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 29, 2022

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code:  (727) 397-9611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.         Other Events.

On or about April 1, 2022, Superior Group of Companies, Inc. (the “Company”) mailed a proxy statement (the “Proxy Statement”) to its shareholders relating to the Company’s Annual Meeting of Shareholders to be held on May 13, 2022 (the “Annual Meeting”), including a proposal to approve the Company’s 2022 Equity Incentive and Awards Plan (the “2022 Plan”). As disclosed in the Proxy Statement, if its shareholders approve the 2022 Plan at the Annual Meeting, it will become effective upon such approval, will replace the Company’s 2013 Incentive Stock and Awards Plan (the “2013 Plan”), and no new awards will be granted under the 2013 Plan after such date (then-outstanding awards will continue to be outstanding).

After furnishing the Proxy Statement to its shareholders, the Company was informed by Institutional Shareholder Services (“ISS”) that the proposal to approve the Company’s 2022 Equity Incentive and Awards Plan received an unfavorable voting recommendation, in part because ISS included shares available under the 2013 Plan in its proprietary shareholder value transfer (“SVT”) analysis.

In response to the ISS recommendation, the Company is providing this disclosure to supplement its disclosure in the Proxy Statement.

The total number of shares that, as of the date of this Current Report on Form 8-K, remain available for future awards under the 2013 Plan, and that will no longer be available upon effectiveness of the 2022 Plan, are 1,928,220. The 2013 Plan does not contain a fungible counting provision because it does not count shares based on the type of award granted.

The following table provides information with respect to the awards outstanding under the 2013 Plan as of the date of this Current Report on Form 8-K:

Type of Award	Number of shares underlying awards outstanding	Number of shares underlying earned portion	Number of shares underlying unearned portion	Weighted- average exercise price	Remaining vesting term (in years)
Restricted stock (unvested)	426,804	NA	NA	NA	2.7
Performance shares (unvested or yet to be settled)	237,351	-	237,351	NA	4.1
Options	854,781	NA	NA	$16.59	1.4
Stock Appreciation Rights	301,212	NA	NA	$15.60	1.5
TOTAL	1,820,148

The Company undertakes not to grant any further awards under the 2013 Plan unless the 2022 Plan is not approved by its shareholders at the Annual Meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Chief Operating Officer and Chief Financial Officer

Date: April 29, 2022